UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 9, 2007

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21 S.E. Third Street
P.O. Box 868
Evansville, Indiana 47705-0868

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code	(812) 464-9677

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Integra Bank Corporation (the “Company”) hereby amends its Current Report on Form 8-K dated April 9, 2007 and filed with the Securities and Exchange Commission on April 10, 2007 (the “Current Report”) to amend Item 9.01 to include required financial statements and pro forma financial information. At the time of filing of the Current Report disclosing the acquisition of Prairie Financial Corporation (“Prairie”) by the Company, the Company indicated that it would file the necessary financial information not later than 71 days after the date on which the Current Report was required to be filed. Item 9.01 of the Current Report is hereby amended and restated as follows:
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
The following financial statements of Prairie and accompanying explanatory notes are filed herewith:
(i)	Report of Independent Auditors for the years ended December 31, 2006 and 2005;

(ii)	Audited consolidated balance sheets as of December 31, 2006 and 2005;

(iii)	Audited consolidated statements of income for the years ended December 31, 2006 and 2005;

(iv)	Audited consolidated statements of stockholders’ equity for the years ended December 31, 2006 and 2005;

(v)	Audited consolidated statements of cash flows for the years ended December 31, 2006 and 2005;

(vi)	Notes to audited consolidated financial statements;

(vii)	Unaudited consolidated balance sheets as of March 31, 2007 and December 31, 2006;

(viii)	Unaudited consolidated statements of income for the three months period ended March 31, 2007 and 2006;

(ix)	Unaudited consolidated statements of cash flows for the three months period ended March 31, 2007 and 2006; and

(x)	Notes to unaudited consolidated financial statements.
(b)	Pro Forma financial information
The following pro forma financial statements of the Company and accompanying explanatory notes are filed herewith:
(i)	Unaudited pro forma condensed combined balance sheet as of March 31, 2007; and

(ii)	Unaudited pro forma condensed combined statements of income for the three months ended March 31, 2007 and the year ended December 31, 2006.

(c)	Exhibits
The following exhibits are being filed with this Current Report on Form 8-K:
99.1	Press Release

99.2	Audited and unaudited Financial Statements of Prairie Financial Corporation and Pro Forma condensed combined financial information

99.3	Consent of Crowe Chizek and Company LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 22, 2007

INTEGRA BANK CORPORATION
By:	/s/ Martin M. Zorn
Martin M. Zorn
Chief Financial Officer, Executive Vice President - Finance and Risk

INDEX TO EXHIBITS

99.1*	Press Release

99.2	Audited and unaudited Financial Statements of Prairie Financial Corporation and Pro Forma condensed combined financial information

99.3	Consent of Crowe Chizek and Company LLC

*	Previously filed as an exhibit to the Current Report filed by Integra Bank Corporation on April 10, 2007.